UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2007

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QUIPP, INC.

(Exact name of registrant as specified in its charter)

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Florida	0-14870	59-2306191
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4800 NW 157th Street, Miami, Florida 33014

(Address of Principal Executive Office) (Zip Code)

(305) 623-8700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2007, David W. Wright resigned as a member of the Board of Directors of Quipp, Inc. Mr. Wright was a member of the special committee of the Board of Directors that is evaluating strategic alternatives for Quipp and a member of Audit Committee of the Board of Directors. Quipp believes that Mr. Wright’s resignation relates to his disagreement with the terms whereby the Board of Directors extended Quipp’s shareholder rights plan. These terms are addressed in a Form 8-K filed by Quipp with the Securities and Exchange Commission on September 7, 2007.

Mr. Wright furnished to the Board of Directors a letter relating to his resignation. The full text of the letter is attached as Exhibit 17.1 to this report.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

17.1	Letter, dated September 10, 2007 from David W. Wright to the Board of Directors of Quipp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUIPP, INC.

By:	/s/ MICHAEL S. KADY
Michael S. Kady President and Chief Executive Officer

Date:  September 13, 2007

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